UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 29, 2003
                                                         ----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


DELAWARE
(State or Other jurisdiction of incorporation)


1-11037                                     06-124-9050
-------                                     -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of principal executive offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's telephone number, including area code)


N/A
---
(Former name or former address, if changed since last report)

ITEM 5. Other Events
--------------------

Praxair, Inc. has announced that its Board of Directors declared a 25% increase in its dividend payout for the fourth quarter of 2003. The Board of Directors also declared a two-for-one split of the company's common stock, to be effected in the form of a stock dividend. See the registrant's press release attached hereto as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRAXAIR, INC.
                                                  -------------
                                                  Registrant




Date: October 29, 2003                            By:
      ----------------                                --------------------------
                                                      James S. Sawyer
                                                      Senior Vice President and
                                                        Chief Financial Officer


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Exhibit Index

Exhibit 99.1: Press Release dated October 29, 2003.